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                                  EXHIBIT 23(b)

                       CONSENT OF INDEPENDENT ACCOUNTANTS
                           PRICEWATERHOUSECOOPERS, LLP


We hereby consent to the incorporation by reference in this Registration Statement on Form S-4 of Community Banks, Inc. (the "Corporation") of our report dated January 20, 2000 relating to the financial statements, which appears in the Corporation's 1999 Annual Report to Shareholders, which is incorporated by reference in its Annual Report on Form 10-K for the year ended December 31, 1999. We also consent to the reference to us under the heading "Experts" in such Registration Statement.


                                          PRICEWATERHOUSECOOPERS, LLP

                                          January 15, 2001